================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                             DATED NOVEMBER 24, 2003

                                       of



                                ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631




                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000



================================================================================

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 24, 2003, Arris Group, Inc. (the "Company") entered into an underwriting agreement with CIBC World Markets Corp. (the "Underwriter"), and Nortel Networks Inc. (the "Selling Stockholder"), relating to a public offering by the Selling Stockholder of 9,000,000 shares (the "Shares") of the Company's common stock at a price per share to the public of $5.65. The Company will not receive any of the proceeds from the sale of the Shares by the Selling Stockholder. Copies of the underwriting agreement and pricing agreement are filed as exhibits to this report. The closing of the offering is expected to occur on November 28, 2003. Upon closing, the Selling Stockholder's ownership of Company common stock will fall below 10% of the Company's outstanding common stock. As a result, the Selling Stockholder will no longer be entitled to any nominees on the Company's Board of Directors pursuant to the investor rights agreement between the Company and the Selling Stockholder and the Selling Stockholder will have to cause the resignation of its nominee now serving on the Company's Board.

         The offering is being made under a Registration Statement on Form S-3 (No. 333-107325) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on August 4, 2003. On November 25, 2003, the Company filed with the Securities and Exchange Commission a supplement, dated November 24, 2003, to the prospectus in the Registration Statement relating to the issuance and sale of the Shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) EXHIBITS

1.1 Underwriting Agreement dated as of November 24, 2003, by and among the Company, CIBC World Markets Corp. and Nortel Networks Inc.

1.2 Pricing Agreement dated as of November 24, 2003, by and among the Company, CIBC World Markets Corp. and Nortel Networks Inc.

10.1 Second Amended and Restated Investor Rights Agreement by and among Nortel Networks LLC, Nortel Networks Inc. and Arris Group, Inc., dated as of June 7, 2002 (incorporated by reference to Exhibit 10.3 to the Company's Form 8-K, dated June 7, 2002).

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ARRIS Group, Inc.


                                      By:  /s/ Lawrence A. Margolis
                                         --------------------------------------
                                            Lawrence A. Margolis,
                                            Executive Vice President and Chief
                                            Financial Officer

Dated:  November 25, 2003

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
------        -----------------------

1.1 Underwriting Agreement dated as of November 24, 2003, by and among the Company, CIBC World Markets Corp. and Nortel Networks Inc.

1.2 Pricing Agreement dated as of November 24, 2003, by and among the Company, CIBC World Markets Corp. and Nortel Networks Inc.

10.1 Second Amended and Restated Investor Rights Agreement by and among Nortel Networks LLC, Nortel Networks Inc. and Arris Group, Inc., dated as of June 7, 2002 (incorporated by reference to Exhibit 10.3 to the Company's Form 8-K, dated June 7, 2002).